                                    Kemper
                                 March 6, 2001

    Important News for Kemper Short-Term U.S. Government Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Short-Term U.S. Government Fund that will be the subject of a shareholder vote.

Q&A
QUESTIONS AND ANSWERS
Q       What is happening?

A       Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for
Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q       What issues am I being asked to vote on?

A       As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 .      the election of your fund's Board of Trustees;

 .      the combination of your fund into Scudder Short Term Bond Fund, a fund with similar investment policies that is also managed by ZSI; and

 .      the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q       Why am I voting on my fund's Board of Trustees?

A       The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder Short Term Bond Fund is approved by the shareholders, the Board of Scudder Short Term Bond Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in that fund's statement of additional information, which is available upon request.

Q       What does the Board do for my fund?

A       The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q       Why has the Board recommended that I vote in favor of the proposed combination?

A       As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 .       The combined fund would be subject to the investment management fee schedule of Scudder Short Term Bond Fund, which is lower than that of your fund.

 .       The fixed fee rate under the new Administration Agreement for Class A and Class B shares is expected to be less than, and for Class C shares approximately equal to or slightly greater than, the estimated current operating expenses such classes would otherwise pay.

 .       It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .       Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A shares and a portion of the estimated costs of the reorganization allocated to Class B shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay all of the estimated costs of the reorganization allocated to Class C shares, a portion of the estimated costs of the reorganization allocated to Class B shares and all of the costs of the reorganization that exceed estimated costs.

Q       How would the reorganization of my fund into another fund be processed?

A       As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Short Term Bond Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down & depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q       When would the reorganization take place?

A       If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q       What other issues am I asked to vote on?

A       You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder Short Term Bond Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q       Whom should I call for additional information about this Proxy
Statement/Prospectus?

A       Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                  /s/ Mark S. Casady

 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper Short-Term U.S. Government Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                    KEMPER SHORT-TERM U.S. GOVERNMENT FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Short-Term U.S. Government Fund (the "Fund") will be held at the of-fices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Fund.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Short Term Bond Fund,
                  (ii) each shareholder of the Fund would receive shares of Scudder Short Term Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote

FOR any such adjournment those proxies which they are entitled to vote in fa-vor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                       By Order of the Board,

                                                          /s/ Maureen E. Kane

                                                             Maureen E. Kane
                                                                   Secretary

March 6, 2001


 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  12

SYNOPSIS..................................................................  12

PRINCIPAL RISK FACTORS....................................................  35

THE PROPOSED TRANSACTION..................................................  36

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  45

ADDITIONAL INFORMATION....................................................  45

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                    KEMPER SHORT-TERM U.S. GOVERNMENT FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of
                         SCUDDER SHORT TERM BOND FUND,
                             a separate series of
                  SCUDDER FUNDS TRUST (the "Acquiring Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Short-Term U.S. Government Fund (the "Fund") in connection with three pro-posals. Proposal 1 describes the election of Trustees and Proposal 3 proposes the ratification of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Short Term Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Scudder Short Term Bond Fund and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund, as described more fully below (the "Reorgani-zation"). Shares of Scudder Short Term Bond Fund received would then be dis-tributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Short Term Bond Fund and will receive shares of Scudder Short Term Bond Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of
                            ----------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is con-tingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 25, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder Short Term Bond Fund, described in more detail below. The restructuring program is designed to respond to changing in-dustry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kem-per Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    Scudder Short Term Bond Fund is a diversified series of shares of benefi-cial interest of the Acquiring Trust, which is an open-end management invest-ment company organized as a Massachusetts business trust. The Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper Short-Term U.S. Government Fund (the "Acquired Trust"), an open-end management investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Short Term Bond Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust, on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Short Term Bond Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Scudder Short Term Bond Fund, see Scudder Short Term Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, as supple-mented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment ob-jective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and with-out charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Short Term Bond Fund's statement of additional information relating to Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Short Term Bond Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Com-mission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Infor-mation is available upon request and without charge by calling or writing Scudder Short Term Bond Fund at the telephone number or address listed above. Shareholder inquiries regarding Scudder Short Term Bond Fund may be made by calling (800) 728-3337 and shareholder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postpone-ments thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as de-scribed under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Trustees of the Acquiring Trust will oversee the operations of the combined fund (see "Synopsis -- Other Differ-ences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have histori-cally supervised different Kemper Funds. The proposed consolidation is ex-pected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
    -------------------------------------       --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;     1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;        1987
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/21/60),* Managing Director,   Nominee
ZSI; formerly, Institutional Sales Manager of
an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing      2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;       1987
formerly, Executive Vice President, A.O. Smith
Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished    Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing          Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
    -------------------------------------       --------------------------------
Robert B. Hoffman (12/11/36),(/1/) Retired;     1987
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and Chief
Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery and
chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;     1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of     Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously, member of the Investment Committee
of Atlanta University Board of Trustees;
formerly, Director of Board of Pensions
Evangelical Lutheran Church in America.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
    -------------------------------------      --------------------------------
William P. Sommers (7/22/33),(/1/) Retired;    1987
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,      Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
  * Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with
      137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                         Present Office with the
                        Fund; Principal Occupation
                            or Employment and
Name (Date of Birth)          Directorships
--------------------    --------------------------
Donald R. Jones          Trustee; Retired;
  (1/17/30)              formerly, Director,
                         Motorola, Inc.
                         (manufacturer of
                         electronic equipment and
                         components); Executive
                         Vice President and Chief
                         Financial Officer,
                         Motorola, Inc.

    Appendix 1 lists the number of shares of the Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The Nominating and Gover-nance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consid-eration by the committee should submit their recommendation(s) to the Secre-tary of the Fund. Currently, the members of the Nominating and Governance Com-mittee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peter-son and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Fund:

                  Present Office with the Fund;
Name (Date of        Principal Occupation or       Year First Became
Birth)                   Employment(/1/)            an Officer(/2/)
-------------     ----------------------------- ------------------------
Mark S. Casady..    President; Managing                   1998
 (9/21/60)          Director, ZSI; formerly,
                    Institutional Sales
                    Manager of an
                    unaffiliated mutual fund
                    distributor.

                        Present Office with the Fund;
                           Principal Occupation or       Year First Became
Name (Date of Birth)           Employment(/1/)            an Officer(/2/)
--------------------    ----------------------------- ------------------------
Linda C.                  Trustee, Vice President               2000
 Coughlin.......          and Chairperson;
 (1/1/52)                 Managing Director, ZSI.

Philip J.                 Vice President and                    1987
 Collora........          Assistant Secretary;
 (11/15/45)               Attorney, Senior Vice
                          President, ZSI.

Kathryn L.                Vice President; Managing              1998
 Quirk..........          Director, ZSI.
 (12/3/52)

Richard L. Vandenberg.    Vice President; Managing              1997
 (11/16/49)               Director, ZSI; formerly,
                          Executive Vice President
                          and Senior Portfolio
                          Manager with an
                          unaffiliated investment
                          management firm.

Linda J.                  Vice President; Managing              1998
 Wondrack.......          Director, ZSI.
 (9/12/64)

John R. Hebble..          Treasurer; Senior Vice                1998
 (6/27/58)                President, ZSI.

Brenda Lyons....          Assistant Treasurer;                  1998
 (2/21/63)                Senior Vice President,
                          ZSI.

Maureen E.                Secretary; Vice                       1998
 Kane...........          President, ZSI;
 (2/14/62)                formerly, Assistant Vice
                          President of an
                          unaffiliated investment
                          management firm; prior
                          thereto, Associate Staff
                          Attorney of an
                          unaffiliated investment
                          management firm, and
                          Associate, Peabody &
                          Arnold (law firm).

Caroline                  Assistant Secretary;                  1998
 Pearson........          Managing Director, ZSI;
 (4/1/62)                 formerly, Associate,
                          Dechert Price & Rhoads
                          (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                              Compensation from
                                       Aggregate Compensation       Fund
Name of Trustee                              from Fund        Complex(/2/)(/3/)
---------------                        ---------------------- -----------------
John W. Ballantine....................       $2,366.21           $183,570.00
Lewis A. Burnham......................       $2,309.99           $154,040.00
Donald L. Dunaway(/1/)................       $2,583.86           $205,350.00
Robert B. Hoffman.....................       $2,458.59           $163,890.00
Donald R. Jones.......................       $2,455.61           $163,170.00
Shirley D. Peterson...................       $2,282.40           $149,010.00
William P. Sommers....................       $2,281.68           $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable from the Fund to Mr. Dunaway are $21,054.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Short Term Bond Fund in exchange for Class A, Class B and Class C shares of Scudder Short Term Bond Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Short Term Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder Short Term Bond Fund that corresponds to the class of shares of the Fund held by that share-holder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Val-uation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Scudder Short Term Bond Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not re-sult in any changes in the shareholder services currently offered to share-holders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder Short Term Bond Fund has implemented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administra-tive fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Scudder Short Term Bond Fund, which is lower than that of the Fund.

 .   The fixed fee rate under the new Administration Agreement for Class A and
    Class B shares is expected to be less than, and for Class C shares approx-imately equal to or slightly greater than, the estimated current operating expenses such classes would otherwise pay.

 .   It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .   Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay all of the estimated costs of the Reorganization allocated to Class C shares, a portion of the estimated costs of the Reorganization allocated to Class B shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

 .   the Reorganization is in the best interests of the Fund and its sharehold-
    ers; and

 .   the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Short Term Bond Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospec-tuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder Short Term Bond Fund is to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of sharehold-ers' capital. The investment objective of the Fund is to seek high current in-come and preservation of capital. There can be no assurance that either Fund will achieve its investment objective.

    Both Funds emphasize short-term high quality debt securities. As a funda-mental policy, the Fund normally invests at least 65% of its total assets in U.S. government securities and repurchase agreements of U.S. government secu-rities, and historically has been fully invested in U.S. government securi-ties. The Fund emphasizes mortgage-backed securities. Scudder Short Term Bond Fund, on the other hand, invests at least 65% of its total assets in a blend of U.S. government securities and other high-quality non-U.S. government secu-rities (i.e., debt securities rated AAA or AA by Standard & Poor's Ratings Services or Aaa or Aa by Moody's Investors Service, Inc.), and historically has held only a portion of its assets in U.S. government securities. See "Com-parative Considerations" below.

    The U.S. government securities in which each Fund invests include those issued by such government's agencies and instrumentalities, as well as, for the Fund, repurchase agreements of U.S. government securities. Each Fund may invest in other types of income-producing securities, such as mortgage- and asset-backed securities, and corporate bonds, although historically, the Fund has not invested in such securities. Mortgage and asset-backed securities may represent a substantial portion of Scudder Short Term Bond Fund's assets be-cause of their potential to offer high yields while also meeting its quality policies. Also, unlike the Fund, Scudder Short Term Bond Fund may invest in bonds of foreign issuers, including foreign governments, although, generally, most of the securities in which it invests are from U.S. issuers.

    Although the Fund has not historically done so, it may invest up to 35% of its total assets in non-U.S. government investment-grade bonds, and up to 10% of its total assets in "high yield" or "junk" bonds (i.e., grade BB/Ba and be-low). Scudder Short Term Bond Fund could invest up to 35% of its total assets in bonds of the third and/or fourth highest rating categories, which are still considered investment-grade, but may not buy any junk bonds. The dollar-weighted average effective maturity of each Fund is generally less than three years. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or secu-rities), the Investment Manager does not intend to use them as principal in-vestments for either Fund, and might not use them at all.

    In deciding which types of securities to buy and sell for Scudder Short Term Bond Fund, the Investment Manager typically weighs a number of factors, including economic outlooks, possible interest rate movements and changes in supply and demand within the bond market. In choosing individual bonds for Scudder Short Term Bond Fund, the Investment Manager considers how they are structured and uses independent analysis of issuers' creditworthiness. In de-ciding which types of government bonds to buy and sell for the Fund, the In-vestment Manager first considers the relative attractiveness of Treasuries com-pared to other U.S. government and agency securities and determines alloca-tions for each, based on a number of factors, such as interest rate outlooks and changes in supply and demand within the bond market. If the Investment Manager decides to purchase corporate bonds for the Fund, it uses independent analysis to look for established companies with histories of dependable divi-dend payments and stable or growing prices. The Fund and Scudder Short Term Bond Fund have different portfolio managers.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. Certain differences exist, however, between the Funds' non-fundamental investment restrictions (i.e., those changeable by the board without shareholder approval), as set forth in each Fund's statement of additional information under "Investment Restrictions." For instance, Scudder Short Term Bond Fund may lend portfolio securities in an amount not greater than 5% of its total assets, while the Fund may do so in an amount not greater than one-third of its total assets. In addition, while only the Fund has a stated investment restriction limiting investment in illiquid securities to 15% of net assets, both Funds are subject to such a limitation under applica-ble regulations. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Short Term Bond Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator secu-rities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2000 was 167%. The portfolio turnover rate for the Fund for the fiscal year ended August 31, 2000 was 283%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

 The portfolio characteristics of the combined fund after the Reorganization will reflect the blended characteristics of the Fund and Scudder Short Term Bond Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Re-organization as of that same date.

                             Portfolio Composition

                                                                         Percentage
                                                         Percentage      Invested in
                                                          Invested       Securities            Portfolio Quality(/4/)
                                 Avg.         Avg.         in U.S.     Other Than U.S. ---------------------------------------
                               Maturity     Duration     Government      Government                              Below
                  Yield(/1/) (Years)(/2/) (Years)(/2/) Securities(/3/) Securities(/3/)  AAA    AA     A     BBB   BBB  Unrated
                  ---------- ------------ ------------ --------------- --------------- ------ ----- ------ ----- ----- -------
Fund............    4.87%        2.6          1.7            100%           0.00%        100% 0.00%  0.00% 0.00% 0.00%  0.00%
Scudder Short
Term Bond Fund..    5.62%        2.8          1.7           52.0%           48.0%       72.0%  6.0%  14.0%  6.0%  1.0%   1.0%
Scudder Short
Term Bond
Fund -- Pro
Forma
Combined(/5/)...    5.52%        2.8          1.7          58.55%          41.45%      75.83% 5.18% 12.09% 5.18% 0.86%  0.86%

-----------
(/1/) The yield provided for the Fund represents the yield for its Class A shares and the yield provided for Scudder Short Term Bond Fund repre-sents the yield for its Class S shares, each for the 30 days ended De-cember 31, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class S shares of Scudder Short Term Bond Fund, the max-imum offering price was calculated using the up-front sales charge ap-plicable to Class A shares. The Pro Forma yield reflects the Class A shares' up-front sales charge and estimated expense ratio of the com-bined fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular sharehold-er. The yield for other classes of shares would vary.
(/2/) Both dollar-weighted average maturity and duration reflect the sensitiv-ity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturi-ties of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five years is expected to experience a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a duration of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/) Each Fund invests in short-term high quality debt securities. The Fund, however, historically has invested all of its assets in U.S. government securities, whereas Scudder Short Term Bond Fund historically has in-vested only a portion of its assets in U.S. government securities. Scudder Short Term Bond Fund invests in a mix of U.S. government securi-ties and other high quality non-U.S. government securities. See "Invest-ment Objectives, Policies and Restrictions of the Funds" for a more de-tailed description.
(/4/) Represents the lower of ratings by Moody's and S&P. See the Appendix to each Fund's statement of additional information for a general descrip-tion of Moody's and S&P's ratings.
(/5/) Reflects the blended characteristics of the Fund and Scudder Short Term
      Bond Fund as of December 31, 2000. The portfolio composition and charac-teristics of the combined fund will change consistent with its stated investment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Short Term Bond Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both Funds and the indices vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                          Past Year Past 5 Years Past 10 Years
                                          --------- ------------ -------------
Fund -- Class A(/1/).....................   4.51%      4.05%         5.22%
Scudder Short Term Bond Fund --
  Class A(/2/)...........................   2.38%      3.42%         5.06%
Comparative Index for the Fund: Salomon
  Brothers Six-Month T-Bill Index(/3/)...   6.08%      5.28%         4.91%
Comparative Index for the Fund: Lehman
  Brothers 1-3 Year Government Bond
  Index(/4/).............................   8.08%      5.98%         6.48%
Comparative Index for Scudder Short Term
  Bond Fund: Salomon Brothers
  Treasury/Government Sponsored Corporate
  Index(/5/).............................   8.15%      6.03%         6.52%

-----------
(/1/) Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder Short Term Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Short Term Bond Fund's Class A shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the maximum initial sales charge and the higher to-tal annual operating expenses applicable to Class A shares.
(/3/) The Salomon Brothers Six-Month Treasury Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill.
(/4/) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index that includes U.S. Government securities, U.S. Treasuries or agencies with maturities of one to three years.
(/5/) The Salomon Brothers Treasury/Government Sponsored Corporate Index is an unmanaged index of Treasury, government-sponsored agency and corporate securities with maturities of one to three years.

    Total return for the Fund would have been lower from 1991 through 1994 if the Investment Manager had not maintained expenses during that period. Total return for Scudder Short Term Bond Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                                                        Since
                                 Past Year Past 5 Years Past 10 Years Inception*
                                 --------- ------------ ------------- ----------
Fund -- Class B(/1/)...........    3.83%      3.72%           N/A       4.07%
Scudder Short Term Bond Fund --
   Class B(/2/)................    3.34%      3.19%         4.57%         N/A
Comparative Index for the Fund:
  Salomon Brothers Six-Month
  T-Bill Index(/3/)............    6.08%      5.28%           N/A       5.44%
Comparative Index for the Fund:
  Lehman Brothers 1-3 Year
  Government Bond Index(/4/)...    8.08%      5.98%           N/A       6.33%
Comparative Index for Scudder
  Short Term Bond Fund: Salomon
  Brothers Treasury/Government
  Sponsored Corporate
  Index(/5/)...................    8.15%      6.03%         6.52%         N/A

-----------
 * Inception date of the Fund's Class B shares is May 31, 1994. Index com-parisons begin May 31, 1994.

(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder Short Term Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Short Term Bond Fund's Class B shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Salomon Brothers Six-Month Treasury Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill.
(/4/) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index that includes U.S. Government securities, U.S. Treasuries or agencies with maturities of one to three years.
(/5/) The Salomon Brothers Treasury/Government Sponsored Corporate Index is an unmanaged index of Treasury, government-sponsored agency and corporate securities with maturities of one to three years.

    Total return for the Fund would have been lower from 1991 through 1994 if the Investment Manager had not maintained expenses during that period. Total return for Scudder Short Term Bond Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                                     Past     Past     Since
                                          Past Year 5 Years 10 Years Inception*
                                          --------- ------- -------- ----------
Fund -- Class C.........................    6.91%    3.96%     N/A     4.13%
Scudder Short Term Bond Fund --
  Class C(/1/)..........................    6.37%    3.57%   4.73%       N/A
Comparative Index for the Fund: Salomon
  Brothers Six-Month T-Bill Index(/2/)..    6.08%    5.28%     N/A     5.44%
Comparative Index for the Fund: Lehman
  Brothers 1-3 Year Government Bond
  Index(/3/)............................    8.08%    5.98%     N/A     6.33%
Comparative Index for Scudder Short Term
  Bond Fund: Salomon Brothers
  Treasury/Government Sponsored
  Corporate Index(/4/)..................    8.15%    6.03%   6.52%       N/A

-----------
 * Inception date of the Fund's Class C shares is May 31, 1994. Index com-parisons begin May 31, 1994.
(/1/) Class C shares of Scudder Short Term Bond Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder Short Term Bond Fund's Class C shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the higher total annual operating expenses applica-ble to Class C shares.
(/2/) The Salomon Brothers Six-Month Treasury Bill Index is an unmanaged index based on the average monthly yield of a 6-month Treasury Bill.
(/3/) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index that includes U.S. Government securities, U.S. Treasuries or agencies with maturities of one to three years.
(/4/) The Salomon Brothers Treasury/Government Sponsored Corporate Index is an unmanaged index of Treasury, government-sponsored agency and corporate securities with maturities of one to three years.

    Total return for the Fund would have been lower from 1991 through 1994 if the Investment Manager had not maintained expenses during that period. Total return for Scudder Short Term Bond Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

    For management's discussion of Scudder Short Term Bond Fund's performance for the fiscal year ended December 31, 2000, please refer to Exhibit B. Share-holders of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of December 31, 2000, Scudder Short Term Bond Fund had total net assets of $991,390,696. For the fiscal year ended December 31, 2000, Scudder Short Term Bond Fund paid the Investment Manager a fee of 0.47% of its average daily net assets. As of August 31, 2000, the Fund had total net assets of $163,396,567. For the fiscal year ended August 31, 2000, the Fund paid the Investment Man-ager a fee of 0.55% of its average daily net assets.

    The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Scudder Short Term Bond Fund. Cur-rently, the fee schedules for the Fund and Scudder Short Term Bond Fund are as follows:

                                    Fund
                    ------------------------------------
                    Average Daily Net Assets    Fee Rate
                    -----------------           --------
                    First $250 million           0.55%
                    Next $750 million            0.52%
                    Next $1.5 billion            0.50%
                    Next $2.5 billion            0.48%
                    Next $2.5 billion            0.45%
                    Next $2.5 billion            0.43%
                    Next $2.5 billion            0.41%
                    Over $12.5 billion           0.40%

                        Scudder Short Term Bond Fund
                    ------------------------------------
                    Average Daily Net Assets    Fee Rate
                    ------------------------    --------
                    First $1.5 billion           0.450%
                    Next $500 million            0.425%
                    Next $1 billion              0.400%
                    Next $1 billion              0.385%
                    Next $1 billion              0.370%
                    Next $1 billion              0.355%
                    Over $6 billion              0.340%

    Based upon the Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for the Fund was 0.55%. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Scudder Short Term Bond Fund after the Reorganization would be 0.45% of average daily net assets.

Administrative Fee

    Scudder Short Term Bond Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by the Class A, Class B and Class C shares of Scudder Short Term Bond Fund (other than those provided by ZSI under its investment manage-ment agreement with that Fund) in exchange for the payment by Scudder Short Term Bond Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.325%, 0.375% and 0.350% of average daily net assets attribut-able to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Short Term Bond Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder Short Term Bond Fund's future expense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or decreased operating expenses. The de-tails of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Short Term Bond Fund pursuant to separate agreements. These Service Providers may differ from the current Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder Short Term Bond Fund and maintains its accounting records. Kemper Service Company, also a subsidi-ary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder Short Term Bond Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and record-keeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of Scudder Short Term Bond Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Scudder Short Term Bond Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Short Term Bond Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Short Term Bond Fund and pays most other fund expenses, including insurance, registra-tion, printing and postage fees. In return, Scudder Short Term Bond Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the trustees that oversee Scudder Short Term Bond Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Inde-pendent Trustees, that oversee Scudder Short Term Bond Fund. The fee payable by Scudder Short Term Bond Fund to ZSI pursuant to the Administration Agree-ment is reduced by the amount of any credit received from Scudder Short Term Bond Fund's custodian for cash balances.

    Certain expenses of Scudder Short Term Bond Fund are not borne by ZSI un-der the Administration Agreement, such as taxes, brokerage, interest and ex-traordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Scudder Short Term Bond Fund continues to pay the fees required by its investment management agreement with ZSI. In addition, it pays the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder Short Term Bond Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder Short Term Bond Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the in-formation is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares of Scudder Short Term Bond Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                 Scudder Short
                                                                     Term
                                                    Scudder      Bond Fund --
                                                   Short Term      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   2.75%    2.75%          2.75%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................    None     None           None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.55%    0.45%(/3/)     0.45%
Distribution and/or Service (12b-1) Fees..    None    0.25%(/4/)     0.22%(/5/)
Other Expenses............................   0.69%    0.33%(/6/)     0.33%
Total Annual Fund Operating Expenses......   1.24%    1.03%          1.00%
Expense Example of Total Operating
  Expenses at the End of the Period(/7/)
One Year..................................  $  398   $  377         $  374
Three Years...............................  $  658   $  594         $  585
Five Years................................  $  937   $  828         $  812
Ten Years.................................  $1,734   $1,500         $1,466

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Short Term Bond Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganiza-tion and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Short Term Bond Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Restated to reflect the implementation of Scudder Short Term Bond Fund's new investment management agreement.
(/4/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Short Term Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for the Fund because it is not au-thorized by a Rule 12b-1 Plan.
(/5/) The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%.

(/6/) Restated to reflect the implementation of Scudder Short Term Bond Fund's
      Administration Agreement.
(/7/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                 Scudder Short
                                                                     Term
                                                    Scudder      Bond Fund --
                                                   Short Term      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   4.00%    4.00%          4.00%
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.55%    0.45%(/3/)     0.45%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   0.60%    0.38%(/5/)     0.38%
Total Annual Fund Operating Expenses......   1.90%    1.83%          1.83%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  593   $  586         $  586
Three Years...............................  $  897   $  876         $  876
Five Years................................  $1,026   $1,190         $1,190
Ten Years.................................  $1,893   $1,745         $1,745
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  193   $  186         $  186
Three Years...............................  $  597   $  576         $  576
Five Years................................  $1,026   $  990         $  990
Ten Years.................................  $1,893   $1,745         $1,730

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Short Term Bond Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganiza-tion and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Short Term Bond Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Restated to reflect the implementation of Scudder Short Term Bond Fund's new investment management agreement.

(/4/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Short Term Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder Short Term Bond Fund's
      Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class C Shares

                                                                    Scudder
                                                                  Short Term
                                                    Scudder      Bond Fund --
                                                   Short Term      Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ----------    -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None     None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   1.00%    1.00%          1.00%
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.55%    0.45%(/3/)     0.45%
Distribution and/or Service (12b-1) Fees..   0.75%    1.00%(/4/)     1.00%(/4/)
Other Expenses............................   0.62%    0.35%(/5/)     0.35%
Total Annual Fund Operating Expenses......   1.92%    1.80%          1.80%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year..................................  $  295   $  283         $  283
Three Years...............................  $  603   $  566         $  566
Five Years................................  $1,037   $  975         $  975
Ten Years.................................  $2,243   $2,116         $2,116
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year..................................  $  195   $  183         $  183
Three Years...............................  $  603   $  566         $  566
Five Years................................  $1,037   $  975         $  975
Ten Years.................................  $2,243   $2,116         $2,116

-----------
Notes to Expense Comparison Table:

(/1/) The Scudder Short Term Bond Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganiza-tion and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Short Term Bond Fund's Administra-tion Agreement and the adoption of a distribution plan.
(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Restated to reflect the implementation of Scudder Short Term Bond Fund's new investment management agreement.
(/4/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Short Term Bond Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder Short Term Bond Fund's
      Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder Short Term Bond Fund, KDI, 222 South Riverside Plaza, Chicago, Illi-nois 60606, an affiliate of the Investment Manager, acts as the principal un-derwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Short Term Bond Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder Short Term Bond Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder Short Term Bond Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing share-holders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder Short Term Bond Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder Short Term Bond Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Short Term Bond Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the

Class A, Class B and Class C shares. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and mainte-nance of accounts for their customers that hold those classes of shares of Scudder Short Term Bond Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Scudder Short Term Bond Fund are identical to those of the Fund. Shares of Scudder Short Term Bond Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder Short Term Bond Fund have iden-tical sales charges to those of the Fund. Scudder Short Term Bond Fund has a maximum initial sales charge of 2.75% on Class A shares. Shareholders who pur-chase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Scudder Short Term Bond Fund re-ceived in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Short Term Bond Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Short Term Bond Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders Class A, Class B and Class C shares of Scudder Short Term Bond Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see the Scudder Short Term Bond Fund's prospectus for addi-tional information.

Dividends and Other Distributions

    Each Fund intends to distribute dividends from its net investment income monthly. Each Fund intends to distribute net realized capital gains in Decem-ber of each year. An additional distribution may be made if necessary. Share-holders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    Each Trust is organized as a Massachusetts business trust and is governed by a separate Agreement and Declaration of Trust. Although the organizational documents of the Acquired Trust and the Acquiring Trust are substantially sim-ilar, some differences do exist. The more significant differences are listed below.

  . Fund shareholders may remove a Trustee of the Acquired Trust by a vote of 50% of the outstanding shares of the Acquired Trust; a vote of two-thirds of the outstanding shares of the Acquiring Trust is required to remove a Trustee of the Acquiring Trust.

  . A special meeting of the Fund may be called by shareholders of the Fund holding 25% of the outstanding shares of the Fund (10% of the Ac-quired Trust's shares if the purpose is to determine the removal of a Trustee); a special meeting for all purposes may be called by share-holders holding 10% of the outstanding shares of Scudder Short Term Bond Fund.

    Trustees and Officers.

    The Trustees of the Acquired Trust, currently and as proposed under Pro-posal 1, are different from those of the Acquiring Trust. As described in Scudder Short Term Bond Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Trust-ees of the Acquiring Trust: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Ma-rie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the officers of the Fund and Scudder Short Term Bond Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is August 31. Scudder Short Term Bond Fund's fiscal year-end is December 31.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder Short Term Bond Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    The principal risks presented by Scudder Short Term Bond Fund are similar to those presented by the Fund to the extent each Fund may invest in similar securities. The main risks applicable to each Fund include, among others, risks of investing in government securities, management risk (i.e., securities selection by the Investment Manager), interest rate risk, and risk associated with credit quality. Some securities issued by U.S. government agencies or in-strumentalities are supported by the credit of that agency or instrumentality, while other securities are supported by the ability to borrow from the Trea-sury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may be subject to risk of loss of principal and interest. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. In addition, mortgage- and asset-backed securities carry additional risks. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, if interest rates drop significantly, holders of mortgages represented by mortgage-backed securities are more likely to re-finance, thus prepaying their obligations and potentially forcing a Fund, to the extent that it invests in mortgage-backed securities, to reinvest in secu-rities that pay lower interest rates. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance. In addition, investments in lower rated secu-rities entail relatively greater risk of loss of income and principal than in-vestments in higher rated securities, and may fluctuate more in value. This risk could affect each Fund, but may be more pronounced for the Fund to the extent that it invests a portion of its assets in junk bonds. To the extent that Scudder Short Term Bond Fund invests in foreign securities, it may be ex-posed to additional risks associated with such investments and foreign cur-rency risk. Foreign investments tend to be more volatile than their U.S. coun-terparts, for various reasons including political and economic uncertainties and difficulty in obtaining accurate information. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Short Term Bond Fund in ex-change for that number of full and fractional Class A, Class B and Class C shares of Scudder Short Term Bond Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Short Term Bond Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the ex-change to the shareholders of the corresponding classes of the Fund in com-plete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Short Term Bond Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares is-sued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder Short Term Bond Fund distributed in the Reorganiza-tion to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder Short Term Bond Fund received by the shareholder in connection with the Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unfore-seen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or
(iii) by either party if the other party has materially breached its obliga-tions under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the share-holder meeting if such amendment would have the effect of changing the provi-sions for determining the number of shares of Scudder Short Term Bond Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI un-der the Scudder name, with a concentration on intermediary distribu-tion;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient op-erating size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v)    The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . The combined fund would be subject to the investment management fee schedule of Scudder Short Term Bond Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A and Class B shares is expected to be less than, and for Class C shares approximately equal to or slightly greater than, the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B shares, management has es-timated that such allocated costs will be recoverable from lower over-all expense ratios within six months of completion of the Reorganiza-tion. ZSI agreed to pay all of the estimated costs of the Reorganiza-tion allocated to Class C shares, a portion of the estimated costs of the Reorganization allocated to Class B shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Short Term Bond Fund after the Reorganization, and between the esti-mated operating expenses of Scudder Short Term Bond Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reor-ganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment ob-jectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Short Term Bond Fund to attract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $55,843, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares will pay $32,665, which is 100% of the estimated costs allocable to such class. Class B shares will pay a portion of their estimated allocable costs of the Reorgani-zation ($12,260 out of $20,571 (59.6%)). ZSI is bearing the remaining costs for Class B shares and all costs for Class C shares, including any cost overruns (except that Scudder Short Term Bond Fund is bearing the SEC regis-tration fees which are estimated to be $40,173).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0021 and $0.0026 for Class A and Class B shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Reorganization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                      12/31/00                Fiscal Year
                                     Unrealized                  Loss
                                     Gain (Loss)              Carryovers  Fiscal Year
                          12/31/00     as % of   Fiscal Year    as % of    Portfolio
                         Unrealized   12/31/00       Loss      12/31/00    Turnover
                         Gain (Loss) Net Assets   Carryovers  Net Assets     Rate
                         ----------- ----------- ------------ ----------- -----------
Fund.................... $1,174,034     0.7%     $ 15,147,000     9.7%       283%
Scudder Short Term Bond
 Fund................... $  871,660     0.1%     $188,070,000    19.0%       167%

    Scudder Short Term Bond Fund has total tax-basis loss carryovers into its current fiscal year ending December 31, 2001 of $188,070,000 consisting of a capital loss carryover of $186,795,000 and a post-October loss carryover of $1,275,000. The capital loss carryover expires $542,000 in 2001, $27,442,000 in 2002, $60,464,000 in 2003, $29,099,000 in 2004, $18,998,000 in 2005,
$6,138,000 in 2006, $28,367,000 in 2007, and $15,745,000 in 2008. The post-Oc-
tober capital loss was incurred from November 1, 2000 through December 31, 2000 and Scudder Short Term Bond Fund elected to defer it and treat it as arising in the fiscal year ending December 31, 2001. The Fund has total tax-basis loss carryovers into its current fiscal year ending on June 25, 2001, the proposed date of the Closing, of $15,147,000 consisting of a capital loss carryover of $13,221,000 and a post-October loss carryover of $1,926,000. The capital loss carryover expires $783,000 in 2002, $6,308,000 in 2003, $1,623,000 in 2004, $129,000 in 2006, $603,000 in 2007 and $3,775,000 in 2008.
The post-October capital loss was incurred from November 1, 1999 through Au-gust 31, 2000 and the Fund elected to defer it and treat it as arising in the current fiscal year ending on the proposed date of the Closing.

    After the Reorganization, the Fund's capital loss carryovers will be available to Scudder Short Term Bond Fund to offset its capital gains, al-though the amount of these losses which may offset Scudder Short Term Bond Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Scudder Short Term Bond Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Scudder Short Term Bond Fund or the Fund to absorb losses in the future depends on a variety of fac-tors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated in-vestment companies generally expire at the end of the eighth taxable year af-ter they arise, if not previously absorbed by that time; therefore, it is pos-sible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of each fund respectively. After the Reorganization, however, these benefits will inure to all the shareholders of Scudder Short Term Bond Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are indi-vidual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Short Term Bond Fund is a series of the Acquiring Trust, a Massa-chusetts business trust established under a Declaration of Trust dated July 24, 1981, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series. Scudder Short Term Bond Fund is the only active series of the Acquiring Trust that the board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Scudder Short Term Bond Fund are currently divided into five classes: Class S, Class AARP, Class A, Class B and Class C. Although shareholders of different classes of a series have an interest in the same portfolio of assets, share-holders of different classes bear different expense levels because distribu-tion costs and certain other expenses approved by the Board of Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

    Each share of each class of Scudder Short Term Bond Fund represents an in-terest in Scudder Short Term Bond Fund that is equal to and proportionate with each other share of that class of Scudder Short Term Bond Fund. Scudder Short Term Bond Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Short Term Bond Fund other than as described above in "Other Differ-ences Between the Funds -- Charter Documents".

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Short Term Bond Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Short Term Bond Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Short Term Bond Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the lia-bilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Short Term Bond Fund will be the same as the basis of such assets of the Fund imme-diately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Short Term Bond Fund will include the period dur-ing which such assets were held by the Fund; (v) no gain or loss will be rec-ognized by Scudder Short Term Bond Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Scudder Short Term Bond Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the re-ceipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Short Term Bond Fund may dispose of certain se-curities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Short Term Bond Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

    The following table shows on an unaudited basis the capitalization of Scudder Short Term Bond Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                                                        Scudder
                                                                       Short Term
                                        Scudder        Pro            Bond Fund --
                                       Short Term     Forma            Pro Forma
                             Fund       Bond Fund  Adjustments          Combined
                         ------------ ------------ -----------       --------------
Net Assets
Class S shares..........              $647,224,465                   $  647,224,465
Class AARP shares.......              $353,046,917                   $  353,046,917
Class A shares.......... $120,898,863              $   (32,665)(/3/) $  120,866,198
Class B shares.......... $ 34,587,522              $   (12,260)(/3/) $   34,575,262
Class C shares.......... $  6,708,001                                $    6,708,001
                                                                     --------------
Total Net Assets........                                             $1,162,420,843(/2/)
                                                                     ==============
Shares Outstanding
Class S shares..........                62,098,331                       62,098,331
Class AARP shares.......                33,869,218                       33,869,218
Class A shares..........   15,160,444               (3,561,001)          11,599,443
Class B shares..........    4,316,319                 (998,156)           3,318,163
Class C shares..........      837,622                 (193,860)             643,762
Net Asset Value per
  Share
Class S shares..........              $      10.42                   $        10.42
Class AARP shares.......              $      10.42                   $        10.42
Class A shares.......... $       7.97                                $        10.42
Class B shares.......... $       8.01                                $        10.42
Class C shares.......... $       8.01                                $        10.42

-----------
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Short Term Bond Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Short Term Bond Fund that actually will be received on or af-ter such date.
(/2/) Scudder Short Term Bond Fund -- Pro Forma Combined net assets do not re-flect any expense reductions that would result from the implementation of Scudder Short Term Bond Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                                 Financial Information
                                  Systems Design and                               All Other
      Audit Fees                  Implementation Fees                              Fees(/1/)
      ----------                 ---------------------                             ---------
      $57,500                             --                                         $800

(/1/) In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC. The information regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors,

Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regarding the Acquiring Trust and Scudder Short Term Bond Fund may be obtained without charge by writing to Scudder Investor Serv-ices, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representa-tives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a ma-jority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 14,783,600 Class A shares, 3,685,002 Class B shares and 838,507 Class C shares of the Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Scudder Short Term Bond Fund. Appendix 2 hereto sets forth the beneficial own-ers of more than 5% of each Fund's shares. To the best of each Trust's knowl-edge, as of December 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,381.36. As the

Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,
/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER SHORT TERM BOND FUND'S
             PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [   ], 2001, by and among Scudder Funds Trust (the "Acquiring
Trust"), a Massachusetts business trust, on behalf of Scudder Short Term Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper Short-Term U.S. Government Fund (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachu-setts business trust, on behalf of Kemper Short-Term U.S. Government Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and col-lectively the "Funds"), the only active series of the Acquired Trust, and Zu-rich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachu-setts 02110-4103 and the principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospec-tus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agree-ment, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for pur-poses of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 25, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securi-ties represented by a certificate or other written instrument shall be pre-sented by the custodian for the Acquired Fund to the custodian for the Acquir-ing Fund for examination no later than five business days preceding the Clos-ing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing

Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qual-ify would not have material adverse effect on the Acquired Trust or Ac-quired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Ac-quired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a vi-olation or breach of, or constitute a default under, any material agree-ment, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or en-cumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since August 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Com-pany, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with in-formation that was furnished or should have been furnished by the Acquir-ing Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accor-dance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do busi-ness in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have ma-terial adverse effect on the Acquiring Trust or Acquiring Fund. The Ac-quiring Fund has all material federal, state and local authorizations nec-essary to own all of the properties and assets and to carry on its busi-ness as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and per-formance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any prop-erty or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such re-turn is currently under audit and no assessment has been asserted with re-spect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affect-ing creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other dis-tributions and (ii) such changes as are contemplated by the Funds' normal op-erations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Pro-spectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trust, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in Section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing busi-ness trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Ac-quiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust,
  (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Common-wealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and rep-resentations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Ac-quired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connec-tion with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $32,665, Class B shares of the Acquired Fund will bear $12,260 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $40,173). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by pre-paid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, Two Interna-tional Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Jo-seph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 SCUDDER FUNDS TRUST on behalf of
                                        Scudder Short Term Bond Fund



_______________________________________ _______________________________________
Secretary                               By:

                                        Its:


Attest:                                 KEMPER SHORT-TERM U.S. GOVERNMENT FUND



_______________________________________ _______________________________________
Secretary                               By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_______________________________________
By:
Its:

                                                                      EXHIBIT B+
                         MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                    Salomon Brothers Inc.
                                     Treasury/Government
          Scudder Short Term         Sponsored Corporate
         Bond Fund -- Class S         Index (1-3 years)*

          '90    10000                       10000
          '91    11438                       11184
          '92    12059                       11905
          '93    13046                       12574
          '94    12671                       12651
          '95    14033                       14028
          '96    14574                       14753
          '97    15472                       15737
          '98    16143                       16831
          '99    16396                       17297
          '00    17625                       18707

                        Yearly periods ended December 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                          Total Return

                               Growth of                                Average
Period ended 12/31/2000         $10,000          Cumulative              Annual
--------------------------------------------------------------------------------
Scudder Short Term Bond Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,749            7.49%                7.49%
--------------------------------------------------------------------------------
5 year                         $  12,560           25.60%                4.66%
--------------------------------------------------------------------------------
10 year                        $  17,625           76.25%                5.83%
--------------------------------------------------------------------------------

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
--------------------------------------------------------------------------------
1 year                         $  10,815            8.15%                8.15%
--------------------------------------------------------------------------------
5 year                         $  13,335           33.35%                5.92%
--------------------------------------------------------------------------------
10 year                        $  18,707           87.07%                6.46%
--------------------------------------------------------------------------------

* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** If the Advisor had not reimbursed the Fund for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.

     On August 14, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total return for the Fund would have been lower.

+ Class A, Class B and Class C shares of Scudder Short Term Bond Fund are newly-created classes and therefore do not have a performance history. Shareholders of Kemper Short-Term U.S. Government Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder Short Term Bond Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

In the following interview, lead portfolio manager Robert S. Cessine discusses Scudder Short Term Bond Fund's strategy and the market environment for the fund's most recent fiscal year ended December 31, 2000.

                  Q: How would you characterize the investment environment for Scudder Short Term Bond Fund over the past 12 months?

                  A: There was an enormous amount of volatility in the Treasury yield curve and specifically in the short end of the Treasury curve, where this fund invests. One of the guidelines for this fund is to have an average portfolio maturity of less than or equal to three years. The short end of the yield curve underwent enormous change during the period. During the first quarter, the Treasury yield curve inverted so that 2-year Treasuries yielded more than 5-year and longer-term Treasuries. By year end, 2-year Treasury securities were yielding less than longer maturities. However, the very shortest maturities, such as overnight securities, had the highest yields. This is characteristic of a short-term maturity market that is anticipating an economic downturn.

                  Q: What was your strategy in light of the volatility of the yield curve?

                  A: Because of all the changes in short-term yields, it was important to position the fund properly in the short end of the yield curve and to get duration right. The other big factor was that corporate bonds posted disappointing performance over the course of the year. So it was important to avoid earnings surprises in periodically evaluating the various companies represented in the fund's portfolio, and also to reduce the fund's weighting in corporate bonds (because of quality concerns) in favor of other types of securities. Another important hallmark of the year was that higher-quality bonds posted higher returns than lower-quality bonds.

                  Q: How did the expectation of a Federal Reserve easing factor into your investment strategy?

                  A: With the expectation that short-term interest rates would decline, during the second half of the year we increased the fund's duration by increasing our exposure to 2- to 5-year Treasuries.

                  Q: How did you allocate the remainder of the fund's portfolio?

                  A: The mortgage-backed portion of the fund stayed relatively constant throughout the year at approximately one quarter of its portfolio; that was a very stable portion that added to income. The corporate sector -- which underperformed during 2000 -- was reduced from one third of the portfolio to approximately one quarter of the portfolio over the course of the year. We also maintained a significant allocation in short-term Treasury securities.

                  Q: How did Scudder Short Term Bond Fund perform during the 12-month period?

                  A: The fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves, providing a 30-day net annualized SEC yield of 5.76% at the end of December. The fund historically has maintained a comfortable yield advantage over money market funds. Of course, money market funds seek to maintain a stable principal value, while the fund's net asset value will fluctuate with changing market conditions.

                  From a total return standpoint, the fund performed well on an absolute and a competitive basis. Class S shares of the fund provided a total return of 7.49% for the 12-month period ending December 31, 2000 compared to 7.36% for the average short-term bond fund tracked by Lipper. The fund's unmanaged benchmark, the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index returned 8.15% over the same period.

                  We're pleased by the performance of the fund during a volatile year for many types of investments, because the performance was gained on a very conservative basis. By that we mean that the fund held a large portion of high-quality securities that performed as expected during the period. What we did over the last half of 2000 -- when the markets were especially volatile -- was to sit tight and accrue income while many other investments were having so much trouble.

                  Q: What is your outlook for 2001?

                  A: Despite recent cuts in interest rates, short-term prospects for the U.S. economy seem suspect to us. But whether we experience normal growth or a recession we believe the outlook for short-term corporate bonds is quite positive. That is because we believe that corporate bonds already experienced their "recession" during 2000. We intend to approach the current environment by maintaining a steady course, focusing on somewhat lower-grade corporate bonds that we believe will benefit from Fed interest rate reductions, and keeping duration about the same as the fund's benchmark.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. The last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Fund by each nominee and Trustee. Unless other-wise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of each class of the Fund constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                        Aggregate Dollar Value
                                                          of Holdings in the
                                                        Kemper Family of Funds
                                                            For Which Each
                                    Kemper Short-Term     Person is a Board
                                   U.S. Government Fund   Member or Nominee
                                   -------------------- ----------------------
   John W. Ballantine.............            0             $   75,486.13
   Lewis A. Burnham...............            0             $1,340,184.39
   Mark S. Casady.................            0             $   50,562.09
   Linda C. Coughlin..............            0             $   59,963.12
   Donald L. Dunaway..............            0             $1,553,693.30
   James R. Edgar.................            0                         0
   William F. Glavin..............            0                         0
   Robert B. Hoffman..............            0             $1,357,197.94
   Donald R. Jones................            0             $  618,763.72
   Shirley D. Peterson............            0             $  211,323.08
   Fred B. Renwick................            0             $   16,183.12
   William P. Sommers.............          193             $  481,266.32
   John G. Weithers...............            0             $  153,882.29
   All Trustees and Officers as a
     Group........................        4,887                       N/A

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

Kemper Short-Term U.S. Government Fund

    As of December 31, 2000, 279,484 shares in the aggregate, or 6.93% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 341,809 shares in the aggregate, or 8.48% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 119,274 shares in the aggregate, or 13.79% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Ed-ward and Martha Rice, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 44,252 shares in the aggregate, or 5.11% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class C were held in the name of Linsco/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 76,046 shares in the aggregate, or 8.79% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 180,491 shares in the aggregate, or 12.55% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 52,090 shares in the aggregate, or 6.02% of the outstanding shares of Kemper Short-Term U.S. Government Fund, Class C were held in the name of Pacific Piston Ring Co. Inc., Profit Sharing Plan, 10410 Ruthven Lane, Los Angeles, CA 90077 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Short-Term Bond Fund

    As of December 31, 2000, 3,050,788 shares in the aggregate, or 5.02% of the outstanding shares of Scudder Short Term Bond Fund, Class S were held in certain accounts for which Zurich Scudder Investments, Inc. acts as investment advisor. Zurich Scudder Investments, Inc. may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

     This Proxy Statement/Prospectus is accompanied by Scudder Short Term Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 5, 2001 (File No. 811-03229), and is incorporated by reference herein.

     Kemper Short-Term U.S. Government Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-05195), is incorporated by reference herein.

     Scudder Short Term Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-03229), is incorporated by reference herein.

                                    PART B

                              SCUDDER FUNDS TRUST

                     ------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

                     ------------------------------------

Acquisition of the Assets of            By and in Exchange for Shares of
Kemper Short-Term U.S. Government Fund  Scudder Short Term Bond Fund, a series
222 South Riverside Plaza               of Scudder Funds Trust (the "Acquiring
Chicago, IL 60606                       Trust")
                                        Two International Place
                                        Boston, MA 02110-4103

     This Statement of Additional Information is available to the shareholders of Kemper Short-Term U.S. Government Fund in connection with a proposed transaction whereby Scudder Short Term Bond Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Short-Term U.S. Government Fund in exchange for shares of the Scudder Short Term Bond Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Short Term Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 5, 2001 (File No. 811-03229) and is incorporated by reference herein.

2. Scudder Short Term Bond Fund's annual report to shareholders for the fiscal year ended December 31, 2000, which was previously filed with the Commission via EDGAR on March 6, 2001 (File No. 811-03229) and is incorporated by reference herein.

3. Kemper Short-Term U.S. Government Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-05195) and is incorporated by reference herein.

4. Kemper Short-Term U.S. Government Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-05195) and is incorporated by reference herein.

5. Kemper Short-Term U.S. Government Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 26, 2000 (File No. 811-05195) and is incorporated by reference herein.

6. The financial statements and schedules of Scudder Short Term Bond Fund and Kemper Short-Term U.S. Government Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Short Term Bond Fund at Two International Place, Boston, Massachusetts 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments*
As of September 30, 2000 (Unaudited)

                                                 Scudder     Kemper Short     Pro Forma     Scudder      Kemper Short      Pro Forma
                                               Short-Term      Term U.S.      Combined     Short-Term      Term U.S.       Combined
                                                Bond Par/     Government      Par/Share    Bond Market    Government        Market
                                              Share Amount  Par/Share Amount   Amount       Value ($)   Market Value ($)   Value ($)
                                             ---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 5.5%
  Repurchase Agreement with
   State Street Bank, 6.48%, 10/02/2000        49,015,000         620,000      49,635,000   49,015,000      620,000       49,635,000
  Repurchase Agreement with
   Chase Securities Government
   6.65%, 10/02/2000                                            9,000,000       9,000,000                 9,000,000        9,000,000
  Repurchase Agreement with
   Chase Securities Government
   6.6%, 10/05/2000                                             4,000,000       4,000,000                 4,000,000        4,000,000
                                                                                            ----------------------------------------


TOTAL REPURCHASE AGREEMENTS (COST OF                                                        ----------------------------------------
  $49,015,000, $13,620,000, AND
  $62,635,000 RESPECTIVELY)                                                                 49,015,000   13,620,000       62,635,000
                                                                                            ========================================

U.S. TREASURY OBLIGATIONS 6.4%
  U.S. Treasury Note, 5.5%, 01/31/2003                          4,300,000       4,300,000                 4,254,979        4,254,979
  U.S. Treasury Note, 6.125%, 08/15/2007                        3,600,000       3,600,000                 3,635,424        3,635,424
  U.S. Treasury Note, 6.125%, 08/31/2002       10,600,000      17,100,000      27,700,000   10,614,946   17,124,111       27,739,057
  U.S. Treasury Note, 6.75%, 05/15/2005        24,600,000                      24,600,000   25,484,124                    25,484,124
  U.S. Treasury Bond, 10.375%, 11/15/2012                       3,100,000       3,100,000                 3,849,332        3,849,332
  U.S. Treasury Bond, 6.5%, 02/15/2010          2,800,000       5,300,000       8,100,000    2,917,684    5,522,759        8,440,443
                                                                                            ----------------------------------------
Total U.S. Treasury Obligations (cost of
  $38,746,766, $34,178,267, and
  $72,925,033 respectively)                                                                 39,016,754   34,386,605       73,403,359
                                                                                            ========================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  9.9%
   Government National Mortgage
    Association Pass-thru, 6.9237504%,
    09/20/2024                                 12,630,647       2,114,727      14,745,374   12,646,435    2,117,370       14,763,805
   Government National Mortgage
    Association Pass-thru, 6.5%,
    12/01/2028                                                    209,082         209,082                   201,372          201,372
   Government National Mortgage
    Association Pass-thru 7% with
    various maturities
    thru 04/15/2029                                             1,201,463       1,201,463                 1,183,665        1,183,665
   Government National Mortgage
    Association Pass-thru 8% with
    various maturities thru 06/01/2015         11,747,746       1,993,083      13,740,829   12,041,237    2,039,796       14,081,033
   Government National Mortgage
    Association Pass-thru 8.5% with
    various maturities thru 12/15/2029         39,002,686         448,932      39,451,619   39,998,659      461,418       40,460,077
   Government National Mortgage
    Association Pass-thru 9% with
    various maturities thru 02/01/2030                         33,263,019      33,263,019                34,474,082       34,474,082
   Government National Mortgage
    Association Pass-thru 9.5% with
    various maturities thru 06/15/2018                             21,784          21,784                    22,729           22,729
   Government National Mortgage
    Association Pass-thru, 11.5%,
    01/01/2029                                  6,869,729                       6,869,729   7,565,083                      7,565,083
                                                                                           -----------------------------------------
Total Government National Mortgage
Association (Cost of $82,636,726,
$40,428,793, and $123,065,519 respectively)                                                72,251,414    40,500,432      112,751,846
                                                                                           =========================================

U.S. Government & Agencies 9.5%
   Federal Home Loan Bank, Zero Coupon,
    10/02/2000                                 31,363,000                      31,363,000  31,357,598                     31,357,598
   Federal National Mortgage Association,
    6.75%, 08/15/2002                                           3,000,000       3,000,000                 3,013,110        3,013,110
   Federal National Mortgage Association,
    7%, 07/15/2005                             10,175,000       1,900,000      12,075,000   10,346,652    1,932,053       12,278,705
   Federal National Mortgage Association,
    6%, 01/18/2014                              9,700,000                       9,700,000    9,560,514                     9,560,514
   Federal National Mortgage Association,
    8%, 07/01/2015                              9,917,783                       9,917,783   10,150,232                    10,150,232
   Federal Home Loan Mortgage Corp., 11%,
    12/01/2014                                                      1,136           1,136                     1,141            1,141
   Federal Home Loan Mortgage Corp., 7.375%,
    05/15/2003                                 20,000,000                      20,000,000   20,396,800                    20,396,800
   Student Loan Marketing Association,
    6.43%, 01/25/2013                          22,800,000                      22,800,000   22,764,375                    22,764,375
                                                                                           -----------------------------------------
Total U.S. Government & Agencies (Cost of
$93,912,510, $4,904,539, and $98,817,049
respectively)                                                                              104,576,171    4,946,304      109,522,475
                                                                                           =========================================

Collateralized Mortgage Obligations 19.3%
   Federal National Mortgage Association,
    Series G94-10 PD, 6.5%, 09/17/2009                          5,000,000       5,000,000                 4,829,650        4,829,650
   Federal National Mortgage Association,
    Series 1998-49 PE, 6%, 01/20/2019                           3,200,000       3,200,000                 3,130,976        3,130,976
   Federal National Mortgage Association,
    Series 1999-51, 6%, 07/25/2017             23,910,700                      23,910,700   23,566,864                    23,566,864
   Federal National Mortgage Association,
    Series 1998-S8 PW, 5.5%, 02/25/2021                        10,934,925      10,934,925                10,623,935       10,623,935
   Federal National Mortgage Association,
    Class 1999-51 LB, 6.5%, 03/25/2014         16,524,000                      16,524,000                16,394,782       16,394,782
   Federal National Mortgage Association,
    Class 1999-54, LB, 6.5%, 04/25/2014        18,556,000                      18,556,000   18,405,139                    18,405,139
   Federal Home Loan Mortgage Corp.,
    Series 2066 PQ, 6.15%, 03/15/2021           9,600,000                       9,600,000    9,482,976                     9,482,976
   Federal Home Loan Mortgage Corp.,
    Series 2093 VA, 6%, 07/15/2004                              4,274,508       4,274,508                 4,211,715        4,211,715
   Federal Home Loan Mortgage Corp.,
    Series 2131 BA, 6%, 11/15/2017             22,631,012                      22,631,012   22,333,866                    22,333,866
   Federal Home Loan Mortgage Corp,,
    Series 2175 TC, 6%, 02/15/2017              9,000,000                       9,000,000    8,842,500                     8,842,500
   Federal Home Loan Mortgage Corp.,
    Series T-20, 7.06%, 06/25/2016             12,500,000       2,000,000      14,500,000   12,472,656    1,995,625       14,468,281
   Federal Home Loan Mortgage Corp.,
    Series T-22, 6,77%, 11/25/2029             33,163,315                      33,163,315   33,194,405                    33,194,405
   Federal Home Loan Mortgage Corp.,
    Series 2198 PA, 6.75%, 08/15/2016          14,500,000       3,000,000      17,500,000   14,450,120    2,989,680       17,439,800
   Federal Home Loan Mortgage Corp.,
    Series T-23, 6.7619%, 05/25/2030           21,804,110       8,506,524      30,310,634   21,821,144    8,513,169       30,334,313
   Residential Funding Mortgage Security,
    7.724%, 04/28/2022                          4,631,667                       4,631,667    4,607,061                     4,607,061
                                                                                           -----------------------------------------
Total Collateralized Mortgage Obligations
(Cost of $185,995,563, $36,575,596,
$222,571,159 respectively) )                                                               185,571,513   36,294,750      221,866,263
                                                                                           =========================================

Asset Backed 16.8%
   Capital Automobile Receivable Asset
    Trust, Series 1999-1 A2, 5.58%,
    06/15/2002                                 12,094,376       3,278,053      15,372,428   12,026,284    3,259,597       15,285,881
   Coast-Plymouth Tax Lien Capital, LLC,
    6.76%, 11/15/2004                           7,243,037       1,810,759       9,053,797    7,218,121    1,804,530        9,022,651
   Contimortgage Net Interest Margin
    Notes, Series 1997-3, 7.23%,
    07/16/2028                                  4,929,746                       4,929,746      985,949                       985,949
   Daimler Chrysler Auto Trust
    Series 2000-C, 6.82%, 09/06/2004            6,100,000                       6,100,000    6,107,399                     6,107,399
   Discover Card Master Trust I,
    Series 1996-4 A, 6.156%, 10/16/2013         8,000,000       1,600,000       9,600,000    8,050,000     1,610,000       9,660,000
   Discover Card Master Trust I ,
    Series 2000-2 A, 6.8%, 09/18/2007          20,000,000                      20,000,000   20,015,625                    20,015,625
   EQCC Home Equity Loan Trust, 6.88%,
    07/15/2004                                  6,867,887       5,023,369      11,891,255    6,861,431     5,018,646      11,880,077
   First Security Auto Owner Trust,
    Series 2000-1, A4, 7.4%, 10/15/2005        12,500,000                      12,500,000   12,677,734                    12,677,734
   Ford Credit Auto Owner Trust,
    5.86%, 10/15/2002                          15,415,000                      15,415,000   15,292,161                    15,292,161
   Ford Credit Auto Owner Trust,
    Series 2000-c, A4, 7.24%,
    02/15/2004                                  8,300,000       1,400,000       9,700,000    8,388,146     1,414,868       9,803,014
   GE Capital Mortgage Services, Inc.,
    7%, 08/25/2013                             14,500,000                      14,500,000   14,416,171                    14,416,171
   Green Tree Financial Corp., Series
    1995-8 B1, 7.3%, 12/15/2026                 8,833,947                       8,833,947    6,501,232                     6,501,232
   Green Tree Financial Corp. Series
    1996-5 B2, 8.45%, 07/15/2027                9,832,276                       9,832,276    4,753,290                     4,753,290
   Green Tree Financial Corp. Series
    1997-1 B1, 7.23%, 03/15/2028                4,000,000                       4,000,000    2,870,000                     2,870,000
   Green Tree Financial Corp. Series
    1997-2 B2, 8.05%, 06/15/2028                1,450,347                       1,450,347      670,332                       670,332
   MBNA Master Credit Card Trust,
    6.9%, 08/15/2003                           15,000,000       2,500,000      17,500,000   15,013,950     2,502,325      17,516,275
   Merrill Lynch Mortgage Investors
    Inc., B, Series 1991-D, 9.85%,
    07/15/2011, 144A                            2,912,394                       2,912,394    2,929,664                     2,929,664
   Residential Funding Mortgage
    Securities, Inc., Series 2000-HI1
    AI2, 7.58%, 09/25/2010                     14,500,000                      14,500,000   13,901,875                    13,901,875
   Residential Asset Securities Corp.,
    7.18%, 01/25/2025                          15,500,000       2,000,000      17,500,000   15,478,203     1,997,187      17,475,390
   Toyota Auto Receivables Owner Trust,
    Series 2000-C, A4, 7.21%, 04/15/2007                        1,800,000       1,800,000                  1,825,875       1,825,875
                                                                                            ----------------------------------------
Total Asset Backed (Cost of $188,511,851,
$19,448,965, and $207,960,816 respectively)                                                 174,157,567   19,433,028     193,590,595
                                                                                            ========================================

Corporate Obligations 28.9%
   Associates Corp. of North America,
    6.96%, 05/08/2003                          10,500,000                      10,500,000    10,569,195                   10,569,195
   Atlantic Richfield Co., 5.55%,
    04/15/2003                                 10,600,000                      10,600,000    10,326,944                   10,326,944
   Bank One Corp., 6.4%, 08/01/2002            10,000,000                      10,000,000     9,932,900                    9,932,900
   BankAmerica Corp., 5.75%, 03/01/2004        13,100,000                      13,100,000    12,612,287                   12,612,287
   Chase Manhattan Corp., 5.75%,
    04/15/2004                                 10,000,000                      10,000,000     9,609,500                    9,609,500
   Conoco Inc., 5.9%, 04/15/2004               11,000,000                      11,000,000    10,668,790                   10,668,790
   Cox Communications, Inc., 7.5%,
    08/15/2004                                 10,600,000                      10,600,000    10,667,416                   10,667,416
   DaimlerChrysler NA Holdings, 7.125%,
    04/10/2003                                 11,500,000                      11,500,000    11,524,840                   11,524,840
   Detroit Edison Co., 5.93%,
    02/01/2001                                  9,000,000                       9,000,000     8,951,400                    8,951,400
   Deutsch Telekom Int Fin, 7.75%,
    06/15/2005                                 10,600,000                      10,600,000    10,784,122                   10,784,122
   FleetBoston Financial Group, 6.87%,
    03/27/2003                                 10,600,000                      10,600,000    10,587,280                   10,587,280
   Ford Motor Credit Corp., 7.25%,
    01/15/2003                                 10,600,000                      10,600,000    10,640,598                   10,640,598
   General Electric Capital Corp.,
    6.02%, 05/04/2001                          10,600,000                      10,600,000    10,546,364                   10,546,364
   General Motors Acceptance Corp.,
    6.75%, 12/10/2002                          10,600,000                      10,600,000    10,549,438                   10,549,438
   Hewlett-Packard Co., 7.15%,
    06/15/2005                                 10,600,000                      10,600,000    10,743,736                   10,743,736
   International Business Machines
    Corp., 7.25%, 11/01/2002                   11,500,000                      11,500,000    11,653,755                   11,653,755
   International Paper Co., 8%,
    07/08/2003                                 10,600,000                      10,600,000    10,772,356                   10,772,356
   MCI Communications Corp., 6.125%,
    04/15/2002                                 10,000,000                      10,000,000     9,873,700                    9,873,700
   NBD Bank NA Michigan, 6.25%,
    08/15/2003                                  9,500,000                       9,500,000     9,302,590                    9,302,590
   National Westminster Bank, 9.375%,
    11/15/2003                                  9,600,000                       9,600,000    10,226,784                   10,226,784
   Prudential Funding Corp, 6.785%,
    02/15/2002, 144A                           10,600,000                      10,600,000    10,587,280                   10,587,280
   Public Service Electric Gas and Co.,
    7.19%, 09/06/2002                          10,100,000                      10,100,000    10,148,480                   10,148,480
   Raytheon Co.144A, 7.9%, 03/01/2003          10,600,000                      10,600,000    10,685,330                   10,685,330
   Safeway Inc., 6.05%, 11/15/2003             11,100,000                      11,100,000    10,760,451                   10,760,451
   Sprint Capital Corp., 5.875%,
    05/01/2004                                 10,600,000                      10,600,000    10,133,388                   10,133,388
   Toyota Auto Receivables Owner
    Trust, 7.21%, 04/15/2007                   11,550,000                      11,550,000    11,716,031                   11,716,031
   Transamerica Finance Corp., 7.25%,
    08/15/2002                                 15,000,000                      15,000,000    15,065,250                   15,065,250
   United States West Communications,
    Inc., 7.625%, 06/09/2003                    9,500,000                       9,500,000     9,617,610                    9,617,610
   Verizon Communications, 9.1%,
    06/01/2003                                 10,600,000                      10,600,000    11,114,100                   11,114,100
   Wal-Mart Stores, Inc., 6.875%,
    08/01/2002                                 10,600,000                      10,600,000    10,635,404                   10,635,404
   Wells Fargo & Co., 6.8137%,
    04/26/2002                                 11,000,000                      11,000,000    11,001,650                   11,001,650
                                                                                            ----------------------------------------
Total Corporate Obligations (Cost of
$330,654,610, $0, and $330,654,610
respectively)                                                                               332,008,969                  332,008,969
                                                                                            ========================================

Foreign Bonds - Non U.S.$ Denominated 2.7%
   Province of Ontario, 7.375%, 01/27/2003     10,000,000                      10,000,000    10,132,400                   10,132,400
   Quebec Province, 7.5%, 07/15/2002           10,600,000                      10,600,000    10,725,398                   10,725,398
   Repsol International Finance, 7.45%,
    07/15/2005                                 10,600,000                      10,600,000    10,715,022                   10,715,022
                                                                                            ----------------------------------------
Total Foreign Bonds - Non U.S.$
Denominated (Cost of $31,403,948, $0,
and $31,403,948 respectively)                                                                31,572,820                   31,572,820
                                                                                            ========================================

Foreign Government Obligations 1.1%
   Government Trust Certificates, 9.25%,
    11/15/2001                                                  8,917,940       8,917,940                   9,063,391      9,063,391
   Government Trust Certificates, 9.4%,
    05/15/2002                                                  3,115,374       3,115,374                   3,145,819      3,145,819
                                                                                            ----------------------------------------
Total Foreign Government Obligations (Cost of
$0, $12,597,341, $12,597,341 respectively)                                                                 12,209,210     12,209,210
                                                                                            ========================================

Total Investment Portfolio (Cost of                                                         ----------------------------------------
$1,000,876,974, $161,753,501 and
$1,162,630,475 respectively)                                                                988,170,208   161,390,329  1,149,560,537
                                                                                            ========================================

* It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.


                                                 Scudder     Kemper Short     Pro Forma     Scudder      Kemper Short      Pro Forma
                                               Short-Term      Term U.S.      Combined     Short-Term      Term U.S.       Combined
                                                Bond Par/     Government      Par/Share    Bond Market    Government        Market
                                              Share Amount  Par/Share Amount   Amount       Value ($)   Market Value ($)   Value ($)
                                             ---------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 19.3%
   Federal National Mortgage Association,
    Series G94-10 PD, 6.5%, 09/17/2009                          5,000,000       5,000,000                 4,829,650        4,829,650
   Federal National Mortgage Association,
    Series 1998-49 PE, 6%, 01/20/2019                           3,200,000       3,200,000                 3,130,976        3,130,976
   Federal National Mortgage Association,
    Series 1999-51, 6%, 07/25/2017             23,910,700                      23,910,700   23,566,864                    23,566,864
   Federal National Mortgage Association,
    Series 1998-S8 PW, 5.5%, 02/25/2021                        10,934,925      10,934,925                10,623,935       10,623,935
   Federal National Mortgage Association,
    Class 1999-51 LB, 6.5%, 03/25/2014         16,524,000                      16,524,000                16,394,782       16,394,782
   Federal National Mortgage Association,
    Class 1999-54, LB, 6.5%, 04/25/2014        18,556,000                      18,556,000   18,405,139                    18,405,139
   Federal Home Loan Mortgage Corp.,
    Series 2066 PQ, 6.15%, 03/15/2021           9,600,000                       9,600,000    9,482,976                     9,482,976
   Federal Home Loan Mortgage Corp.,
    Series 2093 VA, 6%, 07/15/2004                              4,274,508       4,274,508                 4,211,715        4,211,715
   Federal Home Loan Mortgage Corp.,
    Series 2131 BA, 6%, 11/15/2017             22,631,012                      22,631,012   22,333,866                    22,333,866
   Federal Home Loan Mortgage Corp,,
    Series 2175 TC, 6%, 02/15/2017              9,000,000                       9,000,000    8,842,500                     8,842,500
   Federal Home Loan Mortgage Corp.,
    Series T-20, 7.06%, 06/25/2016             12,500,000       2,000,000      14,500,000   12,472,656    1,995,625       14,468,281
   Federal Home Loan Mortgage Corp.,
    Series T-22, 6,77%, 11/25/2029             33,163,315                      33,163,315   33,194,405                    33,194,405
   Federal Home Loan Mortgage Corp.,
    Series 2198 PA, 6.75%, 08/15/2016          14,500,000       3,000,000      17,500,000   14,450,120    2,989,680       17,439,800
   Federal Home Loan Mortgage Corp.,
    Series T-23, 6.7619%, 05/25/2030           21,804,110       8,506,524      30,310,634   21,821,144    8,513,169       30,334,313
   Residential Funding Mortgage Security,
    7.724%, 04/28/2022                          4,631,667                       4,631,667    4,607,061                     4,607,061
                                                                                           -----------------------------------------
Total Collateralized Mortgage Obligations
(Cost of $185,995,563, $36,575,596,
$222,571,159 respectively) )                                                               185,571,513   36,294,750      221,866,263
                                                                                           =========================================

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                   Scudder Short            Kemper Short Term           Pro Forma           Pro Forma
                                     Term Bond                 US Government           Adjustments          Combined
                                 -----------------        ---------------------      ---------------      --------------
Investments, at value             $   988,170,208           $   161,390,329                               $ 1,149,560,537
Cash                                       19,297                       627                               $        19,924
Other assets less liabilities          12,081,877                   803,430            $   (44,925) (2)   $    12,840,382
                                 -----------------        ---------------------      ---------------      ---------------
Total Net assets                 $  1,000,271,382           $   162,194,386            $   (44,925)       $ 1,162,420,843
                                 =================         ====================      ===============      ===============

Net Assets
Class S Shares                   $    647,224,465                                                         $   647,224,465
Class AARP Shares                $    353,046,917                                                         $   353,046,917
Class A Shares                                              $   120,898,863            $   (32,665)       $   120,866,198
Class B Shares                                              $    34,587,522            $   (12,260)       $    34,575,262
Class C Shares                                              $     6,708,001                               $     6,708,001
Shares Outstanding
Class S Shares                         62,098,331                                                              62,098,331
Class AARP Shares                      33,869,218                                                              33,869,218
Class A Shares                                                   15,160,444             (3,561,001)            11,599,443
Class B Shares                                                    4,316,319               (998,156)             3,318,163
Class C Shares                                                      837,622               (193,860)               643,762
Net Asset Value per Share
Class S Shares                   $          10.42                                                         $         10.42
Class AARP Shares                                                                                         $         10.42
Class A Shares                                              $          7.97                               $         10.42
Class B Shares                                              $          8.01                               $         10.42
Class C Shares                                              $          8.01                               $         10.42

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                       Scudder Short      Kemper Short Term       Pro Forma        Pro Forma
                                         Term Bond          US Government        Adjustments       Combined
                                      --------------     -----------------------------------------------------
Interest and dividend income          $  52,305,077           12,147,436        $         --      $ 64,452,513
                                      ------------------------------------------------------------------------
     Total Investment Income             52,305,077           12,147,436                            64,452,513
Expenses
  Management fees                         4,230,747            1,006,638            (929,141) (3)    4,308,244
  12B-1                                          --              369,906             419,903  (4)      789,809
  Trustees Fees                              63,918               12,558             (12,558) (5)       63,918
  All other expenses                      2,187,548            1,042,287            (289,926) (6)    2,940,799
                                      ------------------------------------------------------------------------
Total expenses before reductions          6,482,213            2,431,389            (811,722)        8,101,880
Expense reductions                         (283,552)                  --             283,552  (7)           --
                                      ------------------------------------------------------------------------
Expenses, net                             6,198,661            2,431,389            (528,170)        8,101,880
                                      ------------------------------------------------------------------------
Net investment income (loss)             46,106,416            9,716,047             528,170        56,350,633
                                      ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
  on Investments:

Net realized gain (loss) from
  investments                           (16,987,603)          (2,241,492)                 --       (19,229,095)

Net unrealized appreciation
  (depreciation) of investments           9,356,952            1,070,607                  --        10,427,559
                                      ------------------------------------------------------------------------
Net increase in net assets from
  operations                          $  38,475,765       $    8,545,162        $    528,170      $ 47,549,097
                                      ========================================================================

               Notes to Pro Forma Combining Financial Statements
                                  (Unaudited)
                              September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for the Scudder Short Term Bond Fund and Kemper Short Term US Government Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $44,925 to be borne by Kemper Short Term U.S. Government Fund.

3. Represents reduction in management fees resulting from the use of Scudder Short Term Bond Fund's lower management fee schedule.

4. Reclassification of accounting service fees as being covered under the 12b-1 plan.

5. Reduction in trustee fees resulting from the Reorganization.

6. Represents increase in other expenses resulting from the applicatation of Scudder Short Term Bond Fund's administrative fee contract for the full year and reclassification of accounting service fees as being covered under the 12b-1 plan.

7. Represents elimination of expense waivers.

Thank you

for mailing your proxy card promptly!

We appreciate your continuing support and look forward to serving your future investment needs.

Kemper Funds

 . Kemper Short-Term U.S. Government Fund




                                                           KP ST US GOV #3

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
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                                 OR LOG ON TO
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                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                     KEMPER SHORT TERM U.S.GOVERNMENT FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

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FOR all nominees listed (except as noted in space provided) [_]

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PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Short Term Bond Fund,
(ii) each shareholder of the Fund would receive shares of Scudder Short Term Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and
(iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


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